SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14A-101)

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [ ]

Filed by a Party other than the Registrant  [x]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Definitive Proxy Statement                [ ] Confidential, for Use of the
[X] Definitive Additional Materials               Commission Only (as permitted)
[ ] Soliciting Material Pursuant to               by Rule 14a-6(e)(2)
    Rule 14a-11(c) or Rule 14a-12


                               VENATOR GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                             GREENWAY PARTNERS, L.P.
                               GARY K. DUBERSTEIN
                                ANDREW P. HINES
                               ALFRED D. KINGSLEY
                                  HOWARD STEIN
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

[x] No Fee Required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:
        Not applicable
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    (2) Aggregate number of securities to which transaction applies:  Not applicable.
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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): Not applicable.
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    (4) Proposed maximum aggregate value of transaction:  Not applicable.
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    (5) Total Fee Paid:  Not applicable.
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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:  Not applicable.
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    (2) Form, Schedule or Registration Statement No.:  Not applicable.
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    (3) Filing Party:  Not applicable.
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    (4) Date Filed:  Not applicable.
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                                                              June 29, 1999

Description of Greenway "campaign buttons:"

Campaign Button no. 1

2.25 inches in diameter

A circular red "no" symbol with a diagonal slash printed over the word "Venator" "Woolworth" printed below the mid line, with all text and graphics superimposed over the letter "Z."



Campaign Button No. 2

2.25 inches in diameter

A circular red "no" symbol with a diagonal slash printed over the word "Venator" "Bring Back Woolworth" printed around the circumference of the button.



Campaign Button No. 3

3 inches in diameter

Depiction of William Shakespeare in center flanked by the letter "Z" to right and left of this graphic and the words "What's in a Name?" above the graphic; "Bring Back Woolworth" printed around circumference of the button.





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